                                 EXHIBIT 10.78

Amendment No. 1, dated October 15, 1996, to the Asset Purchase Agreement, dated as of April 8, 1996, between Simmons Broadcasting Company and Commodore Media Of Kentucky, Inc.

                               AMENDMENT NO. 1 TO
                            ASSET PURCHASE AGREEMENT


         This AMENDMENT NO. 1 to the ASSET PURCHASE AGREEMENT, dated as of October 15, 1996, is by and between SIMMONS BROADCASTING COMPANY, a South Carolina corporation ("Simmons"), and COMMODORE MEDIA OF KENTUCKY, INC., a Delaware corporation ("Buyer").

                                P R E M I S E S:

         A. Simmons and Buyer are parties to an Asset Purchase Agreement, dated as of April 8, 1996 (the "Purchase Agreement") pursuant to which Buyer has agreed to purchase the operating assets of radio stations WHRD (AM), Huntington, West Virginia, ("WHRD"); WFXN (FM), Milton, West Virginia ("WFXN") and WMLV
(FM), Ironton, Ohio ("WMLV").

         B. Simmons and Buyer have agreed that Simmons will not sell WHRD to Buyer and that Buyer will not purchase WHRD from Simmons on the Closing Date and that the assets relating to the operation of WHRD shall be excluded from the transaction contemplated by the Purchase Agreement.


                              A G R E E M E N T S:

         In consideration of the above premises and the covenants and agreements contained herein, Buyer and Seller agree as follows:

         Section 1. Exclusion of WHRD. Simmons and Buyer agree that all references to WHRD contained in the Purchase Agreement shall be deleted therefrom and that the defined term "Stations" in the recitals thereto shall be amended to delete WHRD and shall only include radio stations WFXN and WMLV.

         Section 2. Purchase Price. Simmons and Buyer agree that notwithstanding the exclusion of WHRD from the Purchase Agreement, the Purchase Price for the Assets shall remain Five Hundred Thirty- Five Thousand Dollars ($535,000), which shall be payable to Simmons at the closing on the sale of WFXN to Buyer and delivered to Simmons in accordance with the terms of the Purchase Agreement.

         Section 3. Defined Terms. Any capitalized terms not otherwise defined herein shall have the meaning ascribed to it in the Purchase Agreement.

         Section 4. Effect. Except as specifically modified by this Amendment No. 1, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

         Section 5. Counterparts. This Amendment No. 1 may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument.

         This Amendment has been executed by Buyer and Simmons as of the date first above written.

                                           SIMMONS BROADCASTING COMPANY



                                           By:  /s/ W. Lee Simmons
                                                ------------------------------
                                                    W. Lee Simmons
                                                    President


                                           COMMODORE MEDIA OF KENTUCKY, INC.



                                           By:  /s/ Bruce A. Friedman
                                                ------------------------------
                                                    Bruce A. Friedman
                                                    President

                                      - 3 -